                                                                    EXHIBIT 10.6

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                             INTERCREDITOR AGREEMENT

                                      among

                                BANK OF SCOTLAND,
                                   as Lender,

                              THE BANK OF NEW YORK,
                              as Collateral Agent,

                              EMPIRE RESORTS, INC.,
                                  as Borrower,
                        and certain of its SUBSIDIARIES,
                                  as Guarantors

                            Dated as January 11, 2005

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                             INTERCREDITOR AGREEMENT

            THIS  INTERCREDITOR  AGREEMENT  dated as of January  11,  2005 (this
"AGREEMENT")  is made by and  among  BANK OF  SCOTLAND,  as agent  to the  Banks referred  to below  (the  "ORIGINAL  LENDER")  under  and  pursuant  to the Loan
Agreement (as hereinafter defined), THE BANK OF NEW YORK ("BNY"),  solely in its capacity as collateral  agent under the Indenture Loan Documents (as hereinafter defined) (in such capacity,  the "COLLATERAL  AGENT"),  Empire Resorts,  Inc., a
Delaware  corporation (the  "BORROWER"),  and those certain  subsidiaries of the
Borrower party hereto (the "GUARANTORS").

                                    RECITALS

            A. Borrower, Guarantors,  Collateral Agent, and BNY, in its capacity as Trustee (in such capacity,  the  "TRUSTEE"),  have entered into an Indenture, dated as of July 26,  2004 (the  "INDENTURE"),  pursuant  to which the  Borrower incurred  indebtedness  for certain  notes (such notes,  together with all other notes  issued  after the date  hereof  and  exchange  notes  issued in  exchange therefore,  the "NOTES") in an aggregate  principal  amount of $65,000,000.  The repayment of the  Indenture  Secured  Obligations  (as  hereinafter  defined) is secured by security  interests  in and liens on the assets and  properties  (the
"COLLATERAL")  described in the Security  Agreement  dated as of the date hereof
(the "INDENTURE SECURITY  AGREEMENT") made by the Borrower and the Guarantors in favor of the  Collateral  Agent for the  benefit of the  Collateral  Agent,  the
Trustee,  and the Noteholders,  the Pledge Agreement dated as of the date hereof
(the  "INDENTURE  PLEDGE  AGREEMENT"),  made by the Borrower and the  Guarantors parties  thereto  in  favor  of the  Collateral  Agent  for the  benefit  of the
Collateral  Agent, the Trustee,  and the Noteholders,  and certain real property mortgages  (made  prior to the date hereof and from time to time  hereafter,  in each case, by the Borrower or a Guarantor in favor of the  Collateral  Agent for the benefit of the Collateral  Agent, the Trustee,  and the Noteholders,  each a
"MORTGAGE" and, together with the Indenture,  the Indenture Security  Agreement, the Indenture  Pledge  Agreement and all Control  Agreements  (as defined in the
Indenture Security  Agreement)  executed and delivered in connection  therewith, the "INDENTURE LOAN DOCUMENTS").

            B. The  Borrower,  certain  lenders  (the  "Banks") and the Original
Lender  have  entered  into a Loan  Agreement  dated as of January 11, 2005 (the
"ORIGINAL  LOAN  AGREEMENT")  and the  Guarantors  and the Original  Lender have entered into those  certain  guarantys and guarantor  security  agreements  (the
"GUARANTOR  DOCUMENTS")  pursuant to which the Original Lender agreed,  upon the term and conditions  stated therein,  to make loans and advances to the Borrower up to the principal  amount of  $10,000,000,  together with the fees,  interest, expenses  and other  obligations  due under the  Original  Loan  Agreement.  The repayment  of the  Obligations  (as that term is  defined in the  Original  Loan
Agreement) is secured by first priority  security  interests in and liens on the
Collateral.

            C. One of the  conditions of the Original Loan Agreement is that the priority of the security  interests in and liens on the Collateral to secure the
Loan Agreement  Secured  Obligations be senior to the security  interests in and liens  on the  Collateral  to  secure  the  Indenture  Secured  Obligations  (as hereinafter  defined),  in the  manner  and  to  the  extent  provided  in  this
Agreement.

                                      -2-

            D. The Original Lender and the Collateral Agent desire to enter into this Agreement concerning the respective rights of the Lender and the Collateral
Agent with respect to the priority of their respective security interests in and liens on the Collateral.

            E. The terms of the Indenture permit the Borrower and the Guarantors to enter into the Original Loan  Agreement,  subject to compliance  with certain conditions,  and in connection  therewith  authorize  and direct the  Collateral
Agent to enter into a subordination  agreement substantially in the form of this
Agreement.

            F. In order to induce  the  Original  Lender and the Banks to extend credit to the Borrower and the Guarantors and for purposes of certain conditions precedent and covenants of the Original Loan Agreement,  the Original Lender and
the Collateral Agent hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

            Section 1.01 TERMS  DEFINED  ABOVE AND IN THE  RECITALS.  As used in this Agreement, the following terms shall have the respective meanings indicated
in the opening paragraph hereof and in the above Recitals:

                                   "Agreement"
                                   "Borrower"
                                   "Collateral"
                                   "Collateral Agent"
                                   "Guarantor Documents"
                                   "Original Loan Agreement"
                                   "Indenture Loan Documents"
                                   "Indenture"
                                   "Original Lender"
                                   "Original Loan Agreement"
                                   "Trustee"

            Section 1.02 LOAN AGREEMENT DEFINITIONS. All capitalized terms which are used but not defined  herein  shall have the same meaning as in the Original
Loan Agreement, as in effect on the date hereof.

            Section  1.03  OTHER  DEFINITIONS.  As used in this  Agreement,  the following terms shall have the meanings set forth below:

            "Capital  Stock" means (a) in the case of a  corporation,  corporate stock, (b) in the case of an association or business entity, any and all shares, interests,  participations,  rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability  company, partnership  or membership  interests  (whether  general or limited) and (d) any other interest or participation  that confers on a Person the right to receive a share of the profits and losses of, or  distributions of property of the issuing
Person.

                                      -3-

            "CASH  COLLATERAL"  means any Collateral  consisting of cash or cash equivalents,  any security  entitlement  (as defined in the New York  Commercial
Code) and any financial assets (as defined in the New York Commercial Code).

            "CONTROL   COLLATERAL"   means  any   Collateral   consisting  of  a
certificated  security (as defined in the New York Commercial Code),  investment property (as defined in the New York  Commercial  Code),  a deposit  account (as defined in the New York Commercial  Code) and any other Collateral as to which a
Lien may be perfected through possession or control by the secured party, or any agent therefor.

            "DISCHARGE OF LOAN AGREEMENT SECURED  OBLIGATIONS"  means payment in full in  cash  of the  Loan  Agreement  Secured  Obligations  (other  than  Loan
Agreement   Secured   Obligations   consisting  of  contingent   indemnification
obligations  under the Lender Loan  Documents)  up to (but not in excess of) the
Maximum Loan Agreement Debt Amount including,  with respect to amounts available
to  be  drawn  under  outstanding   letters  of  credit  issued  thereunder  (or
indemnities  issued  pursuant  thereto  in  respect  of  outstanding  letters of credit),  delivery of cash  collateral or backstop  letters of credit in respect thereof in compliance with the terms of the Loan Agreement,  in each case, after or concurrently with termination of all commitments to extend credit thereunder.

            "EQUITY INTERESTS" means Capital Stock and all warrants,  options or other rights to acquire  Capital Stock (but  excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "GUARANTOR"  means the  Subsidiaries  of  Borrower,  other  than the
Immaterial  Subsidiaries,  that are organized  under the laws of a  jurisdiction within the United States.

            "INDENTURE   SECURED   OBLIGATIONS"   shall  mean  all  indebtedness
represented by the Notes,  together with  interest,  premiums,  fees,  costs and expenses in respect thereof (including,  without limitation,  attorneys fees and disbursements  and  including  interest  accrued  after  the  initiation  of any
Insolvency  Proceeding,  whether or not allowed or allowable  in any  Insolvency
Proceeding).

            "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the  Bankruptcy  Code or under any other state or  federal  bankruptcy  or  insolvency  law,  assignments  for the  benefit  of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization,  arrangement, or other similar relief.

            "LENDER" means the Original  Lender,  together with all  successors, assigns, transferees,  participants,  replacement or refinancing lenders, of the
Original Lender, including any Person designated as a Lender or "Bank" under any
Loan  Agreement;  PROVIDED that for purposes of this  Agreement,  the Collateral
Agent shall be entitled to deal only with the Original Lender until such time as the Original  Lender shall have assigned to another Lender all of its rights and obligations  here under to such other Lender pursuant to an assignment which has been provided by the Original  Lender to the Collateral  Agent and until receipt thereof,  Collateral Agent shall not be liable for any such dealings  (including

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the turning over of any Collateral or proceeds thereof to the Original Lender at a time when any other Lender and not the Original Lender was entitled thereto).

            "LENDER  COLLATERAL"  means all of Borrower's  and each  Guarantor's right,  title and interest in, to, and under all real and personal  property and assets of the Borrower and such Guarantor,  including,  without limitation,  all
Collateral and all "Collateral" as defined in the Loan Agreement.

            "LENDER  LOAN  DOCUMENTS"  means  the  Loan  Agreement,   the  "Loan
Documents" as defined in the Original Loan Agreement,  the collateral  documents and instruments  executed and delivered in connection therewith or in connection with any other Loan Agreement hereunder, and such other agreements,  instruments and certificates as defined in a Loan Agreement.

            "LIEN" means any interest in an asset  securing an  obligation  owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract,  (b)
such interest is recorded or perfected, and (c) such interest is contingent upon the  occurrence  of some future event or events or the  existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security  interest arising from a mortgage,
deed  of  trust,  encumbrance,   pledge,  hypothecation,   assignment,   deposit
arrangement,  security  agreement,  conditional sale or trust receipt, or from a lease,  consignment;  or  bailment  for  security  purposes  and  also  includes reservations,  exceptions, encroachments,  easements, rights-of-way,  covenants, conditions,  restrictions,  leases,  and other title exceptions and encumbrances affecting Real Property.

            "LIEN  PRIORITY" means with respect to any Lien of the Lender or the
Collateral  Agent in the  Collateral,  the order,  of  priority  of such Lien as specified in Section 2.01.

            "LOAN  AGREEMENT"  means the  Original  Loan  Agreement  as amended, restated,  modified,  renewed, refunded,  replaced, or refinanced in whole or in part from time to time,  including  any  agreement  extending  the  maturity of,
consolidating,   otherwise  restructuring   (including  adding  Subsidiaries  or
affiliates  of  the  Borrower  or any  other  persons  as  parties  thereto)  or refinancing all or any portion of the  Obligations or Loan  Commitments as those terms are defined in the Original Loan Agreement (or in any other agreement that itself  is a Loan  Agreement  hereunder)  and  whether  by the same or any other agent,  lender, or group, of lenders and whether or not increasing the amount of indebtedness that may be incurred thereunder.

            "LOAN AGREEMENT SECURED  OBLIGATIONS"  means all Obligations and all other amounts  owing or due under the terms of the Loan  Agreement and the other
Lender Loan Documents, including any and all amounts payable under or in respect of the Lender Loan Documents, as amended, restated, modified, renewed, refunded, replaced,  or  refinanced  in whole  or in part  from  time to  time,  including principal,  premium,  interest, fees, attorneys' fees, costs, charges, expenses, reimbursement obligations,  any obligation to post cash collateral in respect of letters of credit or indemnities in respect  thereof,  indemnities,  guarantees, and all other amounts payable  thereunder or in respect thereof  (including,  in each case, all amounts  accruing on or after the  commencement of any Insolvency
Proceeding relating to Borrower,  any Guarantor or any other Person irrespective of  whether a claim for all or any  portion  of such  amounts  is  allowable  or allowed in any Insolvency Proceeding).

                                      -5-

            "LOAN  DOCUMENTS"  means the Lender Loan Documents and the Indenture
Loan Documents.

            MAXIMUM   PRIORITY   DEBT   AMOUNT"   means,   as  of  any  date  of
determination, (a) the principal amount of Loan Agreement Secured Obligations as of such date up to, but not in excess  of,  $10,000,000,  PLUS (b) any  premium, interest, fees, attorneys' fees, costs, charges, expenses,  indemnities, and all other  amounts  payable  under  the Loan  Agreement  or the  other  Lender  Loan
Documents or in respect of the Loan Agreement Secured Obligations or clauses (a)
(including,  without  duplication,  all  guaranties  in  respect  thereof),  and including, for each amount specified in clause (a) and (b), all amounts accruing on or after the commencement of any Insolvency  Proceeding relating to Borrower, any Guarantor or any other Person irrespective of whether a claim for all or any portion of such amount is allowable or allowed in any Insolvency Proceeding.

            "NOTEHOLDERS" means each of the holders of the Notes.

            "ORIGINAL LOAN  AGREEMENT"  shall have the meaning  assigned to such term in the recitals to this Agreement.

            "PARTY" means Lender and Collateral Agent.

            "PERSON" means any natural person,  corporation,  limited  liability
company,   limited   partnership,   general   partnership,   limited   liability
partnership,  joint  venture,  trust,  land  trust,  business  trust,  or  other organization,  irrespective of whether such organization is a legal entity,  and shall include a government and any agency or political subdivision thereof.

            "PROCEEDS"  means (i) all  "proceeds" as defined in Article 9 of the
New York Commercial  Code with respect to the  Collateral,  and (ii) whatever is recoverable  or recovered  when  Collateral is sold,  exchanged,  collected,  or disposed of, whether voluntarily or involuntarily.

            "RECOVERY" has the meaning set forth in Section 5.03.

            "STANDSTILL  NOTICE"  means a  written  notice  from or on behalf of
Lender to the Collateral Agent stating that an Event of Default has occurred and stating that such written notice is a "Standstill Notice".

            "STANDSTILL PERIOD" has the meaning set forth in Section 2.03.

            RULES OF CONSTRUCTION.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular; references to the singular include the plural,  the term "including" is not limiting,  and the
term  "or"  has,  except  where  otherwise  indicated,   the  inclusive  meaning
represented by the phrase  "and/or".  The words  "hereof,"  "herein,"  "hereby,"
"hereunder,"  and similar terms in this  Agreement  refer to this Agreement as a whole and not to any particular provision of this Agreement.  Article,  section, subsection,  clause,  schedule,  and  exhibit  references  herein  are  to  this
Agreement  unless  otherwise  specified.  Any reference in this Agreement to any agreement,  instrument,  or document shall include all alterations,  amendments,
changes,  extensions,  modifications,  renewals,  replacements,   substitutions,
joinders,  and supplements  thereto and thereof,  as applicable  (subject to any

                                      -6-

restrictions   on   such   alterations,    amendments,    changes,   extensions,
modifications, renewals, replacements,  substitutions, joinders, and supplements set forth  herein).  Any  reference  herein to any Person  shall be construed to include such Person's successors and assigns.

                                  ARTICLE II.

                                  LIEN PRIORITY

            Section 2.01  AGREEMENT TO  SUBORDINATE.  Notwithstanding  the date, time, method, manner or order of grant,  attachment,  or perfection of any Liens granted to the Collateral  Agent, the Trustee,  or the Noteholders in respect of all or any portion of the  Collateral  or of any Liens  granted to the Lender in respect of all or any portion of the Lender Collateral,  or the order or time of filing or  recordation of any document or instrument for perfecting the Liens in favor of Lender or the  Collateral  Agent (or the Trustee or any  Noteholder) in
any  Collateral  or any  provision  of the Uniform  Commercial  Code,  any other applicable  law, the  Indenture,  the Loan  Documents or any other  circumstance whatsoever,  the Collateral  Agent,  on behalf of itself,  the Trustee,  and the
Noteholders, hereby agrees that:

            (a) (i) any Lien in respect of all or any portion of the  Collateral now or hereafter held by or on behalf of the Collateral  Agent, the Trustee,  or any  Noteholder  that  secures  all or any  portion  of  the  Indenture  Secured
Obligations,  shall in all  respects  be  junior  and  subordinate  to all Liens granted to the Lender in the Lender  Collateral  to secure all or any portion of the Loan Agreement Secured  Obligations up to (but not in excess of) the Maximum
Priority Debt Amount,  and (ii) any Lien in respect of all or any portion of the
Collateral  now or hereafter held by or on behalf of the Lender that secures all or any  portion  of the Loan  Agreement  Secured  Obligations  in  excess of the
Maximum Priority Debt Amount, shall in all respects be junior and subordinate to all Liens granted to the Collateral  Agent, the Trustee or any Noteholder in the
Collateral  to secure all or any portion of the Indenture  Secured  Obligations,
and

            (b) (i) any Lien in  respect  of all,  or any  portion of the Lender
Collateral  now or hereafter held by or on behalf of the Lender that secures all or any  portion  of the Loan  Agreement  Secured  Obligations  up to (but not in
excess of) the Maximum Priority Debt Amount, shall in all respects be senior and prior to all  Liens  granted  to the  Collateral  Agent (or the  Trustee  or any
Noteholder)  in the  Collateral  to secure all or any  portion of the  Indenture
Secured  Obligations,  and (ii) any Lien in respect of all or any portion of the
Collateral now or hereafter held by or on behalf of the  Collateral  Agent,  the
Trustee,  or any  Noteholder  that  secures all or any portion of the  Indenture
Secured  Obligations,  shall in all  respects  be senior  and prior to all Liens granted to the Lender in the Collateral to secure all or any portion of the Loan
Agreement Secured Obligations in excess of the Maximum Priority Debt Amount.

            The Collateral  Agent, for and on behalf of itself,  the Trustee and the Noteholders, acknowledges and agrees that, concurrently herewith, the Lender has been granted Liens upon all of the Collateral in which the Collateral  Agent has been granted Liens and the Collateral  Agent hereby  consents  thereto.  The
Lender  acknowledges  and agrees that the Collateral  Agent,  for the benefit of itself, the Trustee, and the Noteholders, has been granted Liens upon all of the
Lender Collateral and the Lender hereby consents  thereto.  The subordination of
Liens (up to the Maximum  Priority  Debt  Amount) by the  Collateral  Agent,  on
behalf of itself, the Trustee, and the Noteholders in favor of the Lender herein

                                      -7-

shall not be deemed to subordinate the Collateral  Agent's Liens to the Liens of any other Person.  The subordination of Liens (in excess of the Maximum Priority
Debt Amount) in favor of the Collateral  Agent,  for the benefit of itself,  the
Trustee  and the  Noteholders  herein  shall not be deemed to  subordinate  such
Lender's Liens to the Liens of any other Person.

            Section 2.02 WAIVER OF RIGHT TO CONTEST LIENS.  The Collateral Agent
agrees, on behalf of itself, the Trustee, and the Noteholders,  that it and they shall not (and  hereby  waives,  on  behalf  of  itself,  the  Trustee,  and the
Noteholders  any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging),  directly or indirectly, whether or not in any proceeding (including in any Insolvency  Proceeding),  the validity, priority,  enforceability, or perfection of the Liens of the Lender in respect of the Collateral. The Collateral Agent, for itself, the Trustee, and on behalf  of the  Noteholders,  agrees  that  none of the  Collateral  Agent,  the
Trustee,  or the Noteholders will take any action that would hinder any exercise of remedies undertaken by the Lender under the Lender Loan Documents,  including any public or private sale, lease,  exchange,  transfer, or other disposition of the Collateral,  whether by foreclosure or otherwise.  The Collateral Agent, for itself, the Trustee, and on behalf of the Noteholders, hereby waives any and all rights it, the Trustee, or the Noteholders may have as a junior lien creditor or otherwise to contest, protest, object to, interfere with the manner in which the
Lender  seeks to enforce  the Liens in any portion of the  Collateral  (it being understood and agreed that the terms of this Agreement shall govern with respect to the  Collateral  even if any portion of the Liens securing the Loan Agreement
Secured Obligations are avoided, disallowed, set aside, or otherwise invalidated in any judicial  proceeding or  otherwise).  The Lender agrees that it shall not
(and  hereby  waives any right to) take any action to contest or  challenge  (or assist or support any other Person in  contesting or  challenging),  directly or indirectly,  whether  or not  in any  proceeding  (including  in any  Insolvency
Proceeding), the validity, priority,  enforceability, or perfection of the Liens of the Collateral Agent in respect of the Collateral. Following the Discharge of
Loan Agreement Secured Obligations,  the Lender agrees that it will not take any action that would hinder any exercise of remedies  undertaken by the  Collateral
Agent,  the Trustee,  or any  Noteholder  under the  Indenture  Loan  Documents, including  any public or  private  sale,  lease,  exchange,  transfer;  or other disposition of the  Collateral,  whether by foreclosure or otherwise.  Following the Discharge of Loan Agreement  Secured  Obligations,  the Lender hereby waives any and all  rights  it may have as a  junior  lien  creditor  or  otherwise  to contest,  protest,  object to, interfere with the manner in which the Collateral
Agent,  the Trustee or any Noteholder  seeks to enforce the Liens in any portion of the  Collateral  (it  being  understood  and  agreed  that the  terms of this
Agreement shall govern with respect to the Collateral even if any portion of the
Liens securing the Indenture Secured  Obligations are avoided,  disallowed,  set aside, or otherwise invalidated in any judicial proceeding or otherwise).

            Section 2.03 REMEDIES  STANDSTILL.  At any time after the occurrence and  during  the  continuation  of an Event  of  Default  under  any of the Loan
Documents,  the Lender may send a Standstill Notice to the Collateral Agent. The
Collateral Agent, on behalf of itself, the Trustee, and the Noteholders, agrees, that from and after the date of its receipt of any  Standstill  Notice,  none of the Collateral  Agent,  the Trustee,  or any Noteholder will exercise any of its rights or remedies in respect of the collection on, set off against, marshalling of,  or  foreclosure  on the  Collateral  or any  other  right  relating  to any
Collateral  (including the exercise of any voting rights relating to any Capital

                                      -8-

Stock  constituting  Collateral) under the Indenture Loan Documents,  applicable law or  otherwise  as a  secured  creditor  and  will not  take or  receive  any
Collateral  in  connection  with  the  exercise  of any  such  right  or  remedy
(including  recoupment or set-off),  whether under the Indenture Loan Documents, applicable  law, in an Insolvency  Proceeding or otherwise  unless and until (a)
the Lender has expressly waived or acknowledged the cure of the applicable Event of Default in writing or the Discharge of the Loan Agreement Secured Obligations
shall have  occurred,  or (b) 90 days shall  have  elapsed  from the date of the
Collateral Agent's receipt of such Standstill Notice, except with respect to any
Collateral  which the Lender is  pursuing  its rights or  remedies  as a secured creditor to effect the collection,  foreclosure, sale, or other realization upon or  disposition of such  collateral.  From and after the earlier to occur of (i)
the  Collateral  Agent's  receipt  of such  waiver or cure  notice,  or (ii) the elapsing of such 90th day period,  any of the Collateral Agent, the Trustee,  or any  Noteholder  may  commence to exercise  any of its rights and  remedies as a secured creditor under the Indenture Loan Documents, applicable law or otherwise
(subject to the provisions of this Agreement,  including Section 4.02 hereof and except with respect to any such  Collateral  as to which the Lender is effecting the collection,  foreclosure, sale or other realization upon or disposition of).
The Lender may only send 3  Standstill  Notices  following  the date  hereof (it being  understood and agreed as clarification to the foregoing that no more than
3 Standstill  Notices may be provided whether  delivered  hereunder or under any corresponding  provision  of any  other  agreement  similar  hereto  that may be delivered  pursuant  to Section  7.16) and no Event of Default  may serve as the basis for any subsequent Standstill Notice unless 90 consecutive days shall have elapsed  from the date that  such  Event of  Default  was cured or waived by the
Lender, and no more than one Standstill Notice may be given by the Lender in any consecutive 365-day period. The time period during which the Collateral Agent is not permitted to exercise  rights or remedies  under this section is referred to herein as the "STANDSTILL PERIOD".

            Section 2.04 EXERCISE OF RIGHTS.

                (a) NO OTHER RESTRICTIONS. Except as expressly set forth in this
Agreement,  each of the Collateral Agent, the Trustee, the Noteholders,  and the
Lender  shall  have any and all rights  and  remedies  it may have as a creditor under  applicable law,  including the rights to exercise all rights and remedies in  foreclosure or otherwise  with respect to any of the  Collateral;  PROVIDED,
HOWEVER,  that any such  exercise by the  Collateral  Agent,  the Trustee or the
Noteholders,  and any collection or sale of all or any portion of the Collateral by the Collateral Agent, the Trustee or the Noteholders, shall be subject to the
Liens of the Lender on the Collateral to the extent provided in Section 2.01 and to the provisions of this Agreement including Section 4.02 hereof. In exercising rights and remedies with respect to the  Collateral,  the Lender may enforce the provisions of the Lender Loan Documents and exercise remedies thereunder, all in such order and in such manner as it may  determine  in the  exercise of its sole discretion.  Such  exercise  and  enforcement  shall  include  the sale,  lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means  permissible  under applicable law;  PROVIDED, that the Lender  agrees to provide  copies of any  notices  that it is  required under  applicable  law to  deliver  to the  Borrower  or  any  Guarantor  to the
Collateral Agent; PROVIDED, FURTHER, that the failure to provide any such copies to the Collateral Agent shall not impair any of the Lender's rights hereunder.

                                      -9-

                (b) RELEASE OF LIENS. In the event of any such private or public sale,  Collateral  Agent  agrees,  on behalf of  itself,  the  Trustee,  and the
Noteholders,  that such sale  will be free and clear of the Liens  securing  the
Indenture Secured Obligations and, if the sale or other disposition includes the
Equity  Interests in Borrower or any  Guarantor,  agrees to release the entities whose Equity Interests are sold from all Indenture  Secured  Obligations so long as Lender also  releases the entities  whose Equity  Interests are sold from all
Loan Agreement Secured  Obligations.  In furtherance  thereof,  Collateral Agent agrees  that it will  execute  any and all  Lien  releases  or  other  documents reasonably requested by Lender in connection therewith,  so long as the proceeds from such sale or other  disposition of the Collateral are applied in accordance with the terms of this Agreement.

                (c) Subject to Section 3.01, the Collateral  Agent,  the Trustee
and the Noteholders may exercise,  and nothing herein shall  constitute a waiver of, any right it may have at law or equity to receive  notice of, or to commence or join with any creditor in commencing any Insolvency  Proceeding or to join or participate in, any action or proceeding or other activity  described in Section
3.01; PROVIDED, HOWEVER, that exercise of any such right by the Collateral Agent shall be subject to all of the terms and conditions of this Agreement, including the  obligation  to  turn  over  Collateral  and  Proceeds  to  the  Lender  for application  to the Loan  Agreement  Secured  Obligations as provided in Section
4.02.

                (d) The  Collateral  Agent  may make such  demands  or file such claims in respect of the Indenture  Secured  Obligations  as may be necessary to prevent  the  waiver  or  bar  of  such  claims  under  applicable  statutes  of limitations or other statutes, court orders or rules of procedure, but except as provided in this Section 2.04, the  Collateral  Agent shall not take any actions restricted  by this  Agreement  until the  Discharge of Loan  Agreement  Secured
Obligations shall have occurred.

                (e)   Following  the   Discharge  of  Loan   Agreement   Secured
Obligations,  the other  provisions  of this  Section  2.04  shall  apply to the
Collateral Agent, for the benefit of itself,  the Trustee and the Noteholders as if it was the Lender and the Lender was the Collateral Agent, MUTATIS MUTANDIS.

                                      -10-

                                  ARTICLE III.

                             ACTIONS OF THE PARTIES

            Section 3.01  LIMITATION  ON CERTAIN  ACTIONS.  Notwithstanding  any
other provision hereof,  during any Standstill Period prior to the date that the
Discharge of Loan Agreement  Secured  obligations  occurs,  the Collateral Agent will not:

                (a) commence  receivership  or foreclosure  proceedings  against
Borrower, any Guarantor, or any Collateral;

                (b) sell,  collect,  transfer  or dispose of any  Collateral  or
Proceeds; or

                (c) notify third party account debtors to make payment  directly to it or any of its agents or other Persons acting on its behalf.

            Section  3.02  AGENT  FOR  PERFECTION.  Each of the  Lender  and the
Collateral Agent, for and on behalf of itself, the Trustee, and each Noteholder, as applicable,  agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in its respective possession,  custody, or control (or in the  possession,  custody,  or  control  of agents or  bailees  for  either,  as applicable)  as agent for the other  solely for the  purpose of  perfecting  the security interest granted to each in such Control  Collateral or Cash Collateral subject to the terms and  conditions of this Section  3.02.  None of the Lender, the Collateral Agent, the Trustee, or the Noteholders, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral is genuine or owned by Borrower,  any  Guarantor or any other Person or to preserve rights or benefits of any Person. The duties or  responsibilities  of the Lender and the Collateral Agent under this Section 3.02 are and shall be limited solely to  holding  or  maintaining  control  of the  Control  Collateral  and the Cash
Collateral  as agent for the other for purposes of  perfecting  the Lien held by the Collateral Agent or the Lender,  as applicable.  The Lender is not and shall not be  deemed  to be a  fiduciary  of any kind for the  Collateral  Agent,  the
Trustee,  the Noteholders or any other Person.  The Collateral  Agent is not and shall not be deemed to be a  fiduciary  of any kind for the  Lender or any other
Person. In the event that (a) any of the Collateral  Agent, the Trustee,  or any
Noteholder  receives any Proceeds or Lender  Collateral in  contravention of the
Lien  Priority,  or (b) the  Lender  receives  any  Proceeds  or  Collateral  in contravention of the Lien Priority,  it shall promptly pay over such Proceeds or
Collateral to (i) in the case of clause (a), the Lender,  or (ii) in the case of clause  (b),  the  Collateral  Agent,  in the  same  form as  received  with any necessary  endorsements,  for  application in accordance  with the provisions of
Section 4.02 of this Agreement.

                                  ARTICLE IV.

                       NOTICES AND APPLICATION OF PROCEEDS

            Section 4.01 NOTICES OF EXERCISE.  Concurrently with any exercise by the Collateral  Agent of any of its rights and remedies under the Indenture Loan
Documents  following  the  occurrence of any default  under the  Indenture,  the
Notes, or the Indenture Loan Documents,  the Collateral  Agent shall give notice of such  exercise to the Lender and shall only  exercise such rights or remedies

                                      -11-

in a manner  consistent with the terms of this Agreement.  Concurrently with any exercise by the Lender of any of its rights and  remedies  under the Lender Loan
Documents  following  the  occurrence  of any  default  under  the  Lender  Loan
Documents, the Lender shall give notice of such exercise to the Collateral Agent and shall only exercise such rights or remedies in a manner  consistent with the terms of this Agreement.

            Section 4.02 APPLICATION OF PROCEEDS.

                (a) REVOLVING NATURE OF LOAN AGREEMENT SECURED  OBLIGATIONS.  As
long as the Lender is not exercising  any of its remedies as a secured  creditor under the Lender Loan Documents and including during any Standstill  Period, the
Lender may apply any and all of the  proceeds of the  Collateral  consisting  of accounts  receivable,  other rights to payment or Cash  Collateral in accordance with the provisions of the Lender Loan  Documents,  subject to the provisions of this Agreement,  including  Sections 3.02 and 4.02 hereof. The Collateral Agent, for and on  behalf  of  itself,  the  Trustee,  and the  Noteholders,  expressly acknowledges  and  agrees  that  (a) any such  application  of the  proceeds  of accounts  receivable,  other rights to payment or Cash Collateral or the release of any Lien by the Lender upon any portion of the Collateral in connection  with a Permitted  Disposition  (as that term is defined in the Lender Loan Documents)
shall not be considered to be the exercise of remedies under this Agreement; and
(b) all Proceeds or Cash Collateral  received by Lender in connection  therewith may be applied,  reversed,  reapplied,  credited or reborrowed,  in, whole or in part,  as Loan  Agreement  Secured  Obligations  without  reducing  the  Maximum
Priority Debt Amount.

                (b)  TURNOVER  OF  CASH  COLLATERAL  AFTER  PAYMENT.   Upon  the
Discharge of the Loan Agreement Secured Obligations, the Lender shall deliver to the  Collateral  Agent or execute  such  documents as the  Collateral  Agent may reasonably  request to cause the Collateral  Agent to have control over any Cash
Collateral  or  Control  Collateral  still in  Lender's  possession,  custody or control in the same form as received,  with any necessary  endorsements  or as a court of  competent  jurisdiction  may  otherwise  direct,  to be applied by the
Collateral Agent to the Indenture Secured Obligations.  Proceeds of any exercise by the Lender or the Collateral Agent, as applicable, of any of their respective secured  creditor  rights or  remedies  under any of the Loan  Documents,  under applicable  law, or otherwise with respect to any Collateral or Proceeds,  shall be (a) until the Discharge of the Loan Agreement Secured  Obligations,  retained by the Lender or promptly turned over by the Collateral  Agent, the Trustee,  or any Noteholder,  as the case may be, to the Lender in the same form as received, with any necessary  endorsements,  (b) after the Discharge of the Loan Agreement
Secured  Obligations and until all Indenture Secured  Obligations have been paid in full in cash, retained by the Collateral Agent or promptly turned over by the
Lender to the Collateral Agent in the same form as received,  with any necessary endorsements,  and (c) if there are any  amounts  still  due or any  obligations outstanding  to the Lender  under the  Lender  Loan  Documents  in excess of the
Maximum  Priority Debt Amount after the payment in full in cash of all Indenture
Secured Obligations,  shall be retained by the Lender or promptly turned over by the  Collateral  Agent to the  Lender  in the same  form as  received,  with any necessary endorsements.

                (c) APPLICATION OF PROCEEDS. The Lender and the Collateral Agent
hereby agree that all  Collateral  and all  Proceeds  received by either of them

                                      -12-

upon the exercise of any their secured  creditor rights or remedies under any of the Loan Documents, applicable law, or otherwise shall be applied,

                FIRST, to the payment of costs and expenses of the Lender, or of the Collateral  Agent,  the Trustee,  and the  Noteholders,  as  applicable,  in connection with such exercise,

                SECOND, to the payment of the Loan Agreement Secured Obligations up to (but not in excess of) the Maximum Priority Debt Amount,

                THIRD, to the payment of the Indenture Secured Obligations,  and

                FOURTH, to the payment of any Loan Agreement Secured Obligations in excess of the Maximum Priority Debt Amount.

In exercising remedies,  whether as a secured creditor or otherwise,  the Lender shall have no obligation or liability to the Collateral  Agent, the Trustee,  or to any Noteholder and the Collateral Agent shall have no obligation or liability to the  Lender  regarding  the  adequacy  of any  Proceeds  or for any action or omission  save and except solely an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

            Section  4.03  SPECIFIC  PERFORMANCE.  Each  of the  Lender  and the
Collateral  Agent is hereby  authorized to demand  specific  performance of this
Agreement, whether or not the Borrower or any Guarantor shall have complied with any of the provisions of any of the Lender Loan Documents,  at any time when the other shall have failed to comply with any of the  provisions of this  Agreement applicable to it; PROVIDED,  HOWEVER,  the remedy of specific  performance shall not be available,  and the  asserting  party shall be free to assert any and all legal  defenses it may  possess,  if such remedy  would  result in, or otherwise constitute,  a violation of the Employee Retirement Income Security Act of 1974,
as  amended.  Each of the Lender and the  Collateral  Agent  hereby  irrevocably waives any  defense  based on the  adequacy  of a remedy at law,  which might be asserted as a bar to such remedy of specific performance.

                                   ARTICLE V.

                   INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

            Section 5.01 NOTICE OF ACCEPTANCE AND OTHER WAIVERS.

                (a) All Loan Agreement  Secured  Obligations at any time made or incurred by Borrower,  any of its  Subsidiaries or any Guarantor shall be deemed to have  been  made  or  incurred  in  reliance  upon  this  Agreement,  and the
Collateral Agent, on behalf of itself, the Trustee, and the Noteholders,  hereby waives (i) notice of  acceptance,  or proof of  reliance,  by the Lender of this
Agreement,  and (ii)  notice  of the  existence,  renewal,  extension,  accrual, creation,  or  non-payment  of all or any  part of the  Loan  Agreement  Secured
Obligations. Neither the Lender nor any of its affiliates,  directors, officers, employees,  or agents shall be liable for failure to demand, collect, or realize upon any of the  Collateral  or for any  delay in doing so or shall be under any obligation to sell or otherwise  dispose of any  Collateral or to take any other action  whatsoever with regard to the Collateral or any part thereof,  except as specifically  provided  in this  Agreement.  If the  Lender  honors (or fails to honor) a request by the Borrower for an extension of credit pursuant to the Loan
Agreement or any of the Lender Loan Documents, whether Lender has knowledge that the  honoring  of (or  failure to honor) any such  request  would  constitute  a

                                      -13-

default under the terms of the  Indenture or any  Indenture  Loan Document or an
act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if Lender otherwise should exercise any of its  contractual  rights or  remedies  under the  Lender  Loan  Documents
(subject to the express terms and conditions hereof),  Lender shall not have any liability whatsoever to the Collateral Agent, the Trustee or any Noteholder as a
result of such action,  omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement).  The Lender will be entitled to manage and supervise its loans and extensions of credit under the
Loan  Agreement  and other Lender Loan  Documents as the Lender may, in its sole discretion, deem appropriate, and the Lender may manage its loans and extensions of credit without  regard to any rights or interests that the Collateral  Agent, the  Trustee,  or any of the  Noteholders  have in the  Collateral  or otherwise except as otherwise expressly set forth in this Agreement. The Collateral Agent, on behalf of itself,  the Trustee,  and the Noteholders,  agrees that the Lender shall not incur any liability as a result of a sale,  lease,  license,  or other disposition of the Collateral,  or any part thereof, pursuant to the Lender Loan
Documents conducted in accordance with mandatory provisions of applicable law.

                (b) None of Collateral Agent, Trustee, or any of the Noteholders
nor any of their affiliates,  directors, officers, employees, or agents shall be liable for failure to demand,  collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any  obligation to sell or otherwise dispose of any Collateral or to take any other action  whatsoever with regard to the  Collateral or any part  thereof,  except as  specifically  provided in this
Agreement.  If  Collateral  Agent,  Trustee,  or any of the  Noteholders  should exercise any of their  contractual  rights or remedies  under the Indenture Loan
Documents  (subject  to the  express  terms  and  conditions  hereof),  none  of
Collateral  Agent,  Trustee or any of the  Noteholders  shall have any liability whatsoever to the Lender as a result of such action,  omission,  or exercise (so long as any such exercise  does not breach the express  terms and  provisions of this Agreement). The Collateral Agent, Trustee, and Noteholders will be entitled to manage and supervise their loans and extensions of credit under the Indenture
Loan Documents as they may, in their sole discretion, deem appropriate, and they may manage their loans and  extensions of credit without regard to any rights or interests that the Lender has in the Collateral or otherwise except as otherwise expressly  set forth in this  Agreement.  Subject  to Section  2.03,  the Lender agrees that none of the Collateral Agent, the Trustee,  or the Noteholders shall incur any liability as a result of a sale, lease,  license, or other disposition of the Collateral, or any part thereof, pursuant to the Indenture Loan Documents conducted in accordance with mandatory provisions of applicable law.

            Section 5.02  MODIFICATIONS  TO LENDER LOAN  DOCUMENTS AND INDENTURE
                          LOAN DOCUMENTS.

                (a) The Collateral Agent, on behalf of itself, the Trustee,  and the Noteholders,  hereby agrees that,  without  affecting the obligations of the
Collateral Agent, the Trustee and the Noteholders hereunder,  the Lender may, at any time and from time to time, in its sole discretion without the consent of or notice to the Collateral  Agent,  the Trustee or any  Noteholder  (except to the extent such notice or consent is required pursuant to the express  provisions of this Agreement),  and without  incurring any liability to the Collateral  Agent, the Trustee or any  Noteholder  or  impairing  or  releasing  the  subordination provided for herein, amend, restate,  supplement,  replace,  refinance,  extend,

                                      -14-

consolidate,  restructure,  or otherwise modify the Loan Agreement or any of the
Lender Loan Documents in any manner whatsoever, including to

                        (i) change the manner,  place, time, or terms of payment
                or renew or  alter,  all or any of the  Loan  Agreement  Secured
                Obligations  or  otherwise  amend,   restate,   supplement,   or
                otherwise  modify in any manner,  or grant any waiver or release with respect to, all or any part of the Loan  Agreement  Secured
                Obligations or any of the Lender Loan Documents,

                        (ii)  retain  or  obtain a Lien on any  property  of any
                Person to secure any of the Loan Agreement Secured  Obligations, and in that connection to enter into any additional  Lender Loan
                Documents,

                        (iii) amend, or grant any waiver, compromise or release,
                with respect to, or consent to any departure  from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Loan Agreement Secured Obligations,

                        (iv)  release  its  Lien  on  any  Collateral  or  other
                property,

                        (v)  exercise  or  refrain  from  exercising  any rights
                against Borrower, any Guarantor or any other Person,

                        (vi)   retain  or  obtain  the   primary  or   secondary
                obligation  of any other  Person with respect to any of the Loan
                Agreement Secured Obligations, and

                        (vii) otherwise  manage and supervise the Loan Agreement
                Secured Obligations as the Lender shall deem appropriate.

                (b) The Lender hereby agrees that Collateral Agent, on behalf of itself, the Trustee, and the Noteholders may, at any time and from time to time, in its sole discretion without the consent of or notice to the Lender (except to the extent such notice or consent is required pursuant to the express provisions of this  Agreement),  and  without  incurring  any  liability  to the  Lender or impairing or releasing the subordination  provided for herein,  amend,  restate, supplement,  replace, refinance, extend, consolidate,  restructure, or otherwise modify the Indenture Loan Documents in any manner whatsoever provided,  however, that in no event shall Collateral Agent, the Trustee, or any Noteholder obtain a
Lien on any assets of  Borrower or any  Guarantor  not  constituting  Collateral unless (i) Lender also obtains a Lien on such assets or (ii) Lender  declines in a writing to Collateral Agent to obtain a Lien on such assets.

                (c)  Notwithstanding  anything  to  the  contrary  herein,  this
Section  5.02 shall not be construed  to  constitute a waiver by the  Collateral
Agent, the Trustee, or any Noteholder of Section 4.12 of the Indenture.

                (d) Notwithstanding anything to the contrary herein, in no event shall  Indebtedness  represented by any Notes issued  pursuant to the Indenture, including any Notes (or  represented by any other evidence of  indebtedness  for borrowed money under the Notes or the Indenture) at any time exceed an aggregate principal amount equal to $65,000,000.

                                      -15-

            Section 5.03 REINSTATEMENT AND CONTINUATION OF AGREEMENT.

                (a) If  Lender  is  required  in any  Insolvency  Proceeding  or otherwise to turn over or otherwise  pay to the estate of the  Borrower,  any of its  Subsidiaries,  any Guarantor or any other Person any amount (a "RECOVERY"), then the Loan Agreement Secured Obligations shall be reinstated to the extent of such  Recovery.  If this  Agreement  shall  have been  terminated  prior to such
Recovery,  this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release,  discharge,  impair, or otherwise affect the  obligations of the parties  hereto from such date of  reinstatement.
All rights, interests,  agreements, and obligations of the Collateral Agent, the
Trustee,  the Lender,  and the Noteholders  under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or
any  discharge,  confirmation,   conversion,  or  dismissal  of  any  Insolvency
Proceeding by or against  Borrower,  any of its Subsidiaries or any Guarantor or
any other  circumstance which otherwise might constitute a defense available to, or a discharge of the  Borrower,  any  Subsidiary or any Guarantor in respect of the Loan Agreement Secured Obligations. No priority or right of the Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the  Borrower,  any of its  Subsidiaries  or any Guarantor or by the
noncompliance by any Person with the terms, provisions, or covenants of the Loan
Agreement,  the Indenture or any of the other Loan Documents,  regardless of any knowledge thereof which the Lender may have.

                (b) If  Collateral  Agent,  the Trustee,  or any  Noteholder  is
required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the  Borrower,  any of its  Subsidiaries,  any Guarantor or any
other  Person  a  Recovery,  then the  Indenture  Secured  Obligations  shall be reinstated  to the  extent  of  such  Recovery.  No  priority  or  right  of the
Collateral Agent, the Trustee, or any Noteholder shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower, any of its  Subsidiaries or any Guarantor or by the  noncompliance by any Person with the terms, provisions, or covenants of the Loan Agreement, the Indenture or any of the other Indenture Loan Documents,  regardless of any knowledge  thereof which the Collateral Agent, the Trustee, or any Noteholder may have.

                                  ARTICLE VI.

                             INSOLVENCY PROCEEDINGS

            Section 6.01 DIP FINANCING.  If the Borrower or any Guarantor  shall be subject to any Insolvency  Proceeding  and the Lender shall desire,  prior to the Discharge of Loan Agreement Secured  Obligations,  to permit the use of cash collateral  or to permit  Borrower or any  Guarantor to obtain  financing  under
Section 363 or Section 364 of Title 11 of the United  States Code or any similar
provision  under  the  law  applicable  to  any  Insolvency   Proceeding   ("DIP
FINANCING")  to be secured by all or any  portion  of the  Collateral,  then the
Collateral Agent, on behalf of itself, the Trustee, and the Noteholders,  agrees that it will raise no objection to such use of cash  collateral or DIP Financing and will not request adequate  protection or any other relief in connection with its or their interest in any such Collateral  except to the extent  specified in this Section 6.01. To the extent the Liens securing the Loan  Agreement  Secured
Obligations  are  subordinated  or pari  passu  with  such  DIP  Financing,  the

                                      -16-

Collateral Agent, for and on behalf of itself, the Trustee, and the Noteholders, hereby agrees that its Liens in the Collateral shall be subordinated to such DIP
Financing (and all obligations  relating  thereto) upon the terms and conditions specified  in this  Agreement.  Until the  Discharge of Loan  Agreement  Secured
Obligations  has  occurred,  the  Collateral  Agent,  on behalf of  itself,  the
Trustee,  and the  Noteholders,  agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency  Proceeding in respect of the  Collateral  and will not  provide  or offer to  provide  any DIP  Financing secured  by a Lien  senior to or pari  passu  with the Liens  securing  the Loan
Agreement  Secured  Obligations,  in each case unless the Lender  otherwise  has provided its express written consent.

            Section 6.02 NO CONTEST.  The Collateral Agent, on behalf of itself, the Trustee,  and the  Noteholders,  agrees that, prior to the Discharge of Loan
Agreement Secured Obligations,  none of them shall contest (or support any other
Person contesting) (a) any request by the Lender for adequate protection, or (b)
any objection by the Lender to any motion,  relief,  action, or proceeding based on  Lender  claiming  that its  interest  in the  Collateral  is not  adequately protected or any other similar request under any law applicable to an Insolvency
Proceeding.  Notwithstanding the foregoing, in any Insolvency Proceeding, if the
Lender is granted  adequate  protection in the form of additional  collateral in connection with any DIP Financing or use of cash collateral under Section 363 or
Section 364 of Title 11 of the United States Code or any similar law  applicable to any Insolvency  Proceeding,  then the Collateral  Agent, on behalf of itself, the Trustee, or any of the Noteholders,  may seek or request adequate protection in the form of a Lien on such  additional  collateral,  which Lien hereby is and shall be deemed to be  subordinated  to the Liens  securing  the Loan  Agreement
Secured  Obligations  up to (but not in excess  of) the  Maximum  Priority  Debt
Amount and such DIP Financing (and all obligations relating thereto) on the same basis as the Lien  Priority.  In the event the  Collateral  Agent,  on behalf of itself, the Trustee, and the Noteholders,  seeks or requests adequate protection and such  adequate  protection  is  granted  in the form of Liens in  respect of additional  collateral,  then the  Collateral  Agent,  on behalf of itself,  the
Trustee,  and each of the  Noteholders,  agrees  that the  Lender  also shall be granted a senior Lien on such  additional  collateral  as security  for the Loan
Agreement Secured Obligations (and for any such DIP Financing) and that any Lien on such additional  collateral  securing the Indenture Secured Obligations shall be subordinated to the Liens in respect of such additional  collateral  securing the Loan Agreement Secured  Obligations and any such DIP Financing and any other
Liens  granted to the  Lender as  adequate  protection  on the same basis as the other Liens securing the Indenture  Secured  Obligations are subordinated to the
Loan  Agreement  Secured  Obligations  under this  Agreement  up to the  Maximum
Priority  Debt Amount.  Nothing  contained  herein shall  prohibit or in any way limit the Lender,  prior to the Discharge of Loan Agreement Secured Obligations,
from objecting in any Insolvency  Proceeding or otherwise to any action taken by the  Collateral  Agent,  the Trustee or any of the  Noteholders,  including  the seeking by the  Collateral  Agent,  the  Trustee or any  Noteholder  of adequate protection  or the  asserting  by  the  Collateral  Agent,  the  Trustee  or any
Noteholder of any of its rights and remedies  under the Indenture Loan Documents or otherwise.

            Section 6.03 ASSET SALES. The Collateral Agent agrees,  on behalf of itself,  the  Trustee,  and the  Noteholders,  that it will not  oppose any sale consented to by Lender of Collateral  pursuant to Section  365(f) of Title 11 of the  United  States  Code (or any  similar  provision  in any  other  applicable
Bankruptcy  Law) so long as the proceeds of such sale are applied in  accordance with this Agreement.

                                      -17-

            Section 6.04  ENFORCEABILITY.  The  provisions of this Agreement are intended  to be and shall be  enforceable  under  Section 510 of Title 11 of the
United States Code. The Collateral Agent, on behalf of itself, the Trustee,  and the Noteholders,  agrees that all  distributions  that the Collateral Agent, the
Trustee, or any Noteholder  receives in any Insolvency  Proceeding on account of the Collateral or Proceeds shall be held in trust by such Person and turned over to the Lender for application in accordance with Section 4.02 of this Agreement.
To the extent that any amounts received by the Collateral Agent, the Trustee, or any Noteholder are paid over in connection with this provision,  the obligations owed by the  Borrower  to such  Person  will be deemed to be  reinstated  to the extent of the amounts so paid over.

                                  ARTICLE VII.

                                  MISCELLANEOUS

            Section 7.01 RIGHTS OF SUBROGATION. The Collateral Agent agrees that no payment or  distribution  to the Lender  pursuant to the  provisions  of this
Agreement shall entitle the Collateral Agent, the Trustee,  or any Noteholder to
exercise any rights of  subrogation  in respect  thereof  until the Discharge of
Loan Agreement Secured Obligations shall have occurred.  Following the Discharge of Loan  Agreement  Secured  Obligations,  the  Lender  agrees to  execute  such documents,  agreements and instruments as the Collateral  Agent,  the Trustee or any Noteholder may reasonably request to evidence the transfer by subrogation to any such  Person  of an  interest  in the  Loan  Agreement  Secured  Obligations resulting from payments or distributions  to the Lender by such Person,  so long
as  all  costs  and  expenses   (including   all   reasonable   legal  fees  and
disbursements)  incurred in connection  therewith by the Lender are paid by such
Person upon request for payment thereof.

            Section  7.02 FURTHER  ASSURANCES.  The Parties  will,  at their own expense and at any time and from time to time,  promptly execute and deliver all further  instruments  and documents,  and take all further  action,  that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest  granted or purported  to be granted  hereby or to enable the Lender or the Collateral Agent to exercise and enforce its rights and remedies hereunder;  PROVIDED,  HOWEVER,  that no Party shall be required to pay over any payment or distribution,  execute any instruments or documents, or take any other action referred to in this Section 7.02 to the extent that such action would contravene any law, order or other legal requirement,  and in the event of a controversy or dispute,  such Party may interplead any payment or distribution in any  court of  competent  jurisdiction,  without  further  responsibility  in respect of such payment or distribution under this Section 7.02.

            Section 7.03  REPRESENTATIONS.  The Original  Lender  represents and warrants to the Collateral  Agent that it has the requisite  power and authority under the Original Loan Agreement to enter into, execute, deliver, and carry out the terms of this Agreement.  The Collateral  Agent represents and warrants that it has the  requisite  power and  authority  under the  Indenture to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself, the Trustee, and the Noteholders.

            Section 7.04 AMENDMENTS.  No amendment or waiver of any provision of this  Agreement  nor  consent  to any  departure  by any Party  hereto  shall be effective unless it is in a written  agreement  executed by the Collateral Agent

                                      -18-

and the Lender,  and then such waiver or consent shall be effective  only in the specific instance and for the specific purpose for which given.

            Section 7.05 ADDRESSES FOR NOTICES.  All demands,  notices and other communications  provided  for  hereunder  shall  be in  writing  and,  if to the
Collateral Agent, mailed or sent by telecopy or delivered to it, addressed to it as follows:

                           The Bank of New York
                           101 Barclay Street,
                           Floor 8 West, New York, NY 10286
                           Fax 212-815-5704

and if to the Lender,  mailed,  sent or  delivered  thereto,  addressed to it as follows:

                          Bank of Scotland
                          565 Fifth Avenue
                          New York, NY 10017
                          Telephone: (212) 450-0879
                          Fax: (212) 682-5720

With a copy to:

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, MA  02109
                           Attention: Duncan T. O'Brien, Esq.
                           Facsimile: 617-338-2880

or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 7.05. All such demands,  notices and other  communications shall be effective,  when mailed two business  days after  deposit in the mails,  postage prepaid,  when sent by telecopy,  when receipt is  acknowledged by the receiving telecopy  equipment  (or at the opening of the next  business  day if receipt is after normal business hours),  or when delivered,  as the case may be, addressed as aforesaid.

            Section  7.06 NO  WAIVER,  REMEDIES.  No  failure on the part of any
Party to exercise,  and no delay in exercising any right hereunder shall operate as a waiver  thereof;  nor shall any  single or  partial  exercise  of any right hereunder  preclude any other or further exercise thereof or the exercise of any other right.  The remedies  herein  provided are cumulative and not exclusive of any remedies provided by law.

            Section 7.07 CONTINUING  AGREEMENT TRANSFER OF SECURED  OBLIGATIONS.
This Agreement is a continuing  agreement and shall (i) remain in full force and effect until the Discharge of the Loan Agreement Secured  Obligations shall have occurred and the  Indenture  Secured  Obligations  shall have been paid in full,
(ii) be binding upon the Parties and their  successors  and  assigns,  and (iii)
inure to the benefit of and be enforceable  by the Parties and their  respective successors,  transferees  and assigns.  Without  limiting the  generality of the foregoing  clause (iii),  subject to the Lender Loan Documents and the Indenture

                                      -19-

Loan  Documents,  the  Lender  or the  Collateral  Agent,  the  Trustee,  or any
Noteholder  may  assign or  otherwise  transfer  all or any  portion of the Loan
Agreement  Secured  Obligations  or  the  Indenture  Secured   Obligations,   as
applicable,  to any other  Person  (other than  Borrower,  any  Guarantor or any
Affiliate of Borrower and any Subsidiary of Borrower or any Guarantor), and such other Person shall  thereupon  become vested with all the rights and obligations in respect thereof granted to the Lender or the Collateral  Agent,  the Trustee,
or any Noteholder, as the case may be, herein or otherwise.

            Section 7.08 GOVERNING LAW: ENTIRE  AGREEMENT.  This Agreement shall be governed by, and construed in accordance  with,  the laws of the State of New
York except as otherwise  preempted by applicable  federal law.  This  Agreement constitutes  the entire  agreement  and  understanding  among the  Parties  with respect to the  subject  matter  hereof  and  supersedes  any prior  agreements, written or oral, with respect thereto.

            Section 7.09  COUNTERPARTS.  This  Agreement  maybe  executed in any number of  counterparts,  and it is not  necessary  that the  signatures  of all
Parties be contained on any one counterpart  hereof,  each  counterpart  will be deemed to be an original,  and all together  shall  constitute  one and the same document.

            Section 7.10 NO THIRD PARTY  BENEFICIARY.  This  Agreement is solely for the benefit of the Parties (and their permitted assignees).  No other Person
(including  Borrower,  any  Guarantor  or any  Affiliate  of  Borrower  and  any
Subsidiary  of  Borrower or any  Guarantor)  shall be deemed to be a third party beneficiary of this Agreement.

            Section 7.11 HEADINGS. The headings, of the articles and sections of this  Agreement are inserted for purposes of  convenience  only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

            Section  7.12  SEVERABILITY.  If  any  of  the  provisions  in  this
Agreement  shall, for any reason,  be held invalid,  illegal or unenforceable in any respect,  such invalidity,  illegality or unenforceability  shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or any other priority set forth in this Agreement.

            Section 7.13  COLLATERAL  AGENT  STATUS.  Nothing in this  Agreement shall be construed to operate as a waiver by the Collateral  Agent, with respect to the Borrower, any Guarantor,  the Trustee, or any Noteholder,  of the benefit of any exculpatory  rights,  privileges,  immunities,  indemnities,  or reliance rights  contained in the Indenture or any of the other Indenture Loan Documents.
For all purposes of this  Agreement,  the Collateral  Agent may (a) rely in good faith,  as to matters of fact,  on any  representation  of fact  believed by the
Collateral  Agent to be true  (without  any duty of  investigation)  and that is contained in a written  certificate  of, any  authorized  representative  of the
Borrower or of the  Lender,  and (b) assume in good faith  (without  any duty of investigation),  and rely upon, the genuineness,  due authority,  validity,  and accuracy of any certificate,  instrument,  notice, or other document believed by it in good faith to be genuine and presented by the proper person.  Borrower and
Lender expressly  acknowledge that the subordination and related  agreements set forth  herein  by the  Collateral  Agent  are made  solely  in its  capacity  as
Collateral Agent under the Indenture with respect to the Notes issued thereunder

                                      -20-

and the other Indenture Loan Documents and are not made by the Collateral  Agent in its individual commercial capacity.

            Section 7.14  ACKNOWLEDGMENT.  Each of Borrower  and each  Guarantor hereby  acknowledges  that it has received a copy of this Agreement and consents thereto,  and agrees to recognize all rights  granted  thereby to the Lender and the Collateral  Agent and will not do any act or perform any obligation which is not in  accordance  with the  agreements  set forth in this  Agreement.  Each of
Borrower and each Guarantor  further  acknowledges  and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement.

            Section 7.15 VENUE; JURY TRIAL WAIVER.

                (a) THE PARTIES  HERETO  AGREE THAT ALL  ACTIONS OR  PROCEEDINGS
ARISING IN CONNECTION  WITH THIS AGREEMENT  SHALL BE TRIED AND LITIGATED ONLY IN
THE STATE AND  FEDERAL  COURTS  LOCATED IN THE CITY OF NEW YORK OR THE  SOUTHERN
DISTRICT  OF NEW YORK,  PROVIDED,  HOWEVER,  THAT ANY SUIT  SEEKING  ENFORCEMENT
AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT,  AT LENDER'S OPTION, IN
THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE
SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE
EXTENT  PERMITTED  UNDER  APPLICABLE  LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE
DOCTRINE  OF FORUM  NON  CONVENIENS  OR TO  OBJECT  TO VENUE TO THE  EXTENT  ANY
PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.15.

                (b) EACH PARTY HERETO HEREBY WAIVES ITS  RESPECTIVE  RIGHTS TO A
JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION  BASED  UPON OR  ARISING  OUT OF THIS
AGREEMENT OR ANY OF THE TRANSACTIONS  CONTEMPLATED  HEREIN,  INCLUDING  CONTRACT
CLAIMS,  TORT  CLAIMS,  BREACH  OF DUTY  CLAIMS,  AND ALL  OTHER  COMMON  LAW OR
STATUTORY CLAIMS.  EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER
AND IT  KNOWINGLY  AND  VOLUNTARILY  WAIVES  ITS  JURY  TRIAL  RIGHTS  FOLLOWING
CONSULTATION  WITH LEGAL  COUNSEL.  IN THE EVENT OF  LITIGATION,  A COPY OF THIS
AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            Section  7.16  INTERCREDITOR   AGREEMENT.   This  Agreement  is  the
Intercreditor  Agreement referred to in the Indenture.  If this Agreement or all of any portion of either Party's rights or obligations hereunder are assigned or otherwise  transferred to any other Person,  such other Person shall execute and deliver an agreement containing terms substantially identical to those contained in this Agreement.

                                      -21-

            IN WITNESS WHEREOF,  the Lender,  the Collateral Agent, the Borrower
and each  Guarantor has caused this  Agreement to be duly executed and delivered as of the date first above written.

LENDER:                               BANK OF SCOTLAND
                                      individually and as Agent

                                      By: /s/ Karen Weich
                                          ---------------------------------
                                          Name:   Karen Weich
                                          Title:  Assistant Vice President

COLLATERAL
AGENT:                                THE BANK OF NEW YORK
                                      solely in its capacity as Collateral Agent
                                      (and not individually)

                                      By: /s/ Kisha A. Holder
                                          -------------------------------------
                                          Name:  Kisha A. Holder
                                          Title: Assistant Vice President

BORROWER:                             EMPIRE RESORTS, INC.
                                      a Delaware corporation

                                      By: /s/ Scott A. Kaniewski
                                          ------------------------------------
                                          Name:  Scott A. Kaniewski
                                          Title: CFO

GUARANTORS:                           ALPHA MONTICELLO, INC.
                                      a Delaware corporation

                                      By: /s/ Scott A. Kaniewski
                                          -------------------------------------
                                          Name:   Scott A. Kaniewski
                                          Title:  President

                                      ALPHA CASINO MANAGEMENT INC.
                                      a Delaware corporation

                                      By: /s/ Scott A. Kaniewski
                                          ------------------------------------
                                          Name:   Scott A. Kaniewski
                                          Title:  President

                                      -22-

                                      MOHAWK MANAGEMENT, LLC
                                      a New York limited liability company

                                      By: /s/ Scott A. Kaniewski
                                          -------------------------------------
                                          Name:   Scott A. Kaniewski
                                          Title:  Manager

                                      MONTICELLO CASINO
                                      MANAGEMENT, LLC
                                      a New York limited liability Company

                                      By: /s/ Scott A. Kaniewski
                                          ------------------------------------
                                          Name:   Scott A. Kaniewski
                                          Title:  Manager

                                      MONTICELLO RACEWAY
                                      DEVELOPMENT COMPANY, LLC
                                      a New York limited liability Company

                                      By: /s/ Scott A. Kaniewski
                                          -------------------------------------
                                          Name:   Scott A. Kaniewski
                                          Title:  Manager

                                      MONTICELLO RACEWAY
                                      MANAGEMENT, INC
                                      a New York corporation

                                      By: /s/ Thomas W. Aro
                                          -------------------------------------
                                          Name:  Thomas W. Aro
                                          Title: President

                                      -23-